Exhibit 10.1 1 AVIDITY BIOSCIENCES, INC. NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM (As Amended and Restated Effective April 1, 2025) Non-employee members of the board of directors (the “Board”) of Avidity Biosciences, Inc. (the “Company”) shall receive cash and equity compensation as set forth in this Non-Employee Director Compensation Program (as amended to date, this “Program”). This Program has been adopted under the Company’s 2020 Incentive Award Plan (the “Equity Plan”). The cash and equity compensation described in this Program shall be paid or be made, as applicable, automatically and without further action of the Board, to each member of the Board who is not an employee of the Company or any parent or subsidiary of the Company (each, a “Non-Employee Director”) who is entitled to receive such cash or equity compensation, unless such Non-Employee Director declines the receipt of such cash or equity compensation by written notice to the Company. This Program shall remain in effect until it is revised or rescinded by further action of the Board. This Program may be amended, modified or terminated by the Board at any time in its sole discretion. The terms and conditions of this Program shall supersede any prior cash and/or equity compensation arrangements for service as a member of the Board between the Company and any of its Non-Employee Directors. No Non-Employee Director shall have any rights hereunder, except with respect to stock options granted pursuant to the Program. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Equity Plan. 1. Cash Compensation. (a) Annual Retainers. (i) Non-Employee Director. Each Non-Employee Director (other than the Chair of the Board) shall receive an annual retainer of $50,000 for service on the Board. (ii) Chair of the Board. A Non-Employee Director serving as Chair of the Board shall receive, in lieu of the annual retainer in clause (i) above, an annual retainer of $85,000 for such service. (b) Additional Annual Retainers. In addition, each Non-Employee Director shall receive the following additional annual retainers, as applicable: (i) Audit Committee. A Non-Employee Director serving as Chair of the Audit Committee shall receive an additional annual retainer of $20,000 for such service. A Non-Employee Director serving as a member of the Audit Committee (other than the Chair) shall receive an additional annual retainer of $10,000 for such service. (ii) Human Capital Management Committee. A Non-Employee Director serving as Chair of the Human Capital Management Committee shall receive an additional annual retainer of $15,000 for such service. A Non-Employee Director serving as a member of the Human Capital Management Committee (other than the Chair) shall receive an additional annual retainer of $7,500 for such service. (iii) Nominating and Corporate Governance Committee. A Non-Employee Director serving as Chair of the Nominating and Corporate Governance Committee shall receive an additional annual retainer of $10,000 for such service. A Non-Employee Director serving as a member of

2 the Nominating and Corporate Governance Committee (other than the Chair) shall receive an additional annual retainer of $5,000 for such service. (c) Payment of Retainers. The annual retainers described in Sections 1(a) and 1(b) shall be earned on a quarterly basis based on a calendar quarter and shall be paid by the Company in arrears not later than the fifteenth day following the end of each calendar quarter. In the event a Non-Employee Director does not serve as a Non-Employee Director, or in the applicable positions described in Sections 1(a) or 1(b), for an entire calendar quarter, the retainer paid to such Non-Employee Director shall be prorated for the portion of such calendar quarter actually served as a Non-Employee Director, or in such position, as applicable. 2. Equity Compensation. Non-Employee Directors shall be granted the equity awards described below. The awards described below shall be granted under and shall be subject to the terms and provisions of the Equity Plan, or any other applicable Company equity incentive plan then-maintained by the Company, and shall be granted subject to the execution and delivery of award agreements, including attached exhibits, in substantially the forms previously approved by the Board. All applicable terms of the Equity Plan apply to this Program as if fully set forth herein, and all grants of stock options hereby are subject in all respects to the terms of the Equity Plan and the applicable award agreement. For the avoidance of doubt, the share numbers in this Section 2 shall be subject to adjustment as provided in the Equity Plan. (a) Initial Awards. Each Non-Employee Director who is initially elected or appointed to the Board shall receive the following awards under the Equity Plan, or any other applicable Company equity incentive plan then-maintained by the Company, on the date of such initial election or appointment: (i) an option to purchase such number of shares of the Company’s common stock having a value of $375,000 on the grant date, calculated on the grant date in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that the Company utilizes in preparation of its financial statements) (the “Initial Option Award”), and (ii) such number of restricted stock units as is determined by dividing (x) $375,000, by (y) the closing price per share of the Company’s common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the common stock is quoted) on the grant date (the “Initial RSU Award,” and together with the Initial Option Award, the “Initial Award”). No Non-Employee Director shall be granted Initial Awards more than once. (b) Subsequent Awards. A Non-Employee Director who (i) is serving on the Board as of the date of any annual meeting of the Company’s stockholders and has been serving as a Non- Employee Director for at least six months as of the date of such meeting, and (ii) will continue to serve as a Non-Employee Director immediately following such meeting, shall be automatically granted the following awards under the Equity Plan, or any other applicable Company equity incentive plan then- maintained by the Company, on the date of such annual meeting: (i) an option to purchase such number of shares of the Company’s common stock having a value of $225,000 on the grant date, calculated on the grant date in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that the Company utilizes in preparation of its financial statements) (the “Subsequent Option Award”), and (ii) such number of restricted stock units as is determined by dividing (x) $225,000, by (y) the closing price per share of the Company’s common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the common stock is quoted) on the grant date (the “Subsequent RSU Award,” and together with the Subsequent Option Award, the “Subsequent Award”). For the avoidance of doubt, a Non-Employee Director elected for the first time to the Board at an annual meeting of the Company’s stockholders shall only receive the Initial Awards in connection with such election, and shall not receive any Subsequent Awards on the date of such meeting as well. (c) Termination of Employment of Employee Directors. Members of the Board who are employees of the Company or any parent or subsidiary of the Company who subsequently terminate

3 their employment with the Company and any parent or subsidiary of the Company and remain on the Board will not receive any Initial Awards pursuant to Section 2(a) above, but to the extent that they are otherwise entitled, will receive, after termination from employment with the Company and any parent or subsidiary of the Company, Subsequent Awards as described in Section 2(b) above. (d) Terms of Awards Granted to Non-Employee Directors (i) Purchase Price. The per share exercise price of each option granted to a Non-Employee Director shall equal the Fair Market Value of a share of common stock on the date the option is granted. (ii) Vesting. Each Initial Option Award shall vest and become exercisable in substantially equal monthly installments over the three years following the date of the Non-Employee Director’s election or appointment to the Board, subject to the Non-Employee Director continuing in service on the Board through each such vesting date. Each Initial RSU Award shall vest in substantially equal annual installments over the three years following the date of the Non-Employee Director’s election or appointment to the Board, subject to the Non-Employee Director continuing in service on the Board through each such vesting date. Each Subsequent Award shall vest and/or become exercisable on the first to occur of (A) the first anniversary of the date of grant or (B) the next occurring annual meeting of the Company’s stockholders, subject to the Non-Employee Director continuing in service on the Board through such vesting date. Unless the Board otherwise determines, no portion of an Initial Award or Subsequent Award which is unvested and/or exercisable at the time of a Non-Employee Director’s termination of service on the Board shall become vested and/or exercisable thereafter. Upon a Change of Control, all outstanding equity awards granted under the Equity Plan, and any other equity incentive plan maintained by the Company, that are held by a Non-Employee Director shall become fully vested and/or exercisable, irrespective of any other provisions of the Equity Plan or any award agreement. (iii) Term. The term of each stock option granted to a Non-Employee Director shall be ten years from the date the option is granted. 3. Compensation Limits. Notwithstanding anything to the contrary in this Program, all compensation payable under this Program will be subject to any limits on the maximum amount of Non- Employee Director compensation set forth in the Equity Plan, as in effect from time to time. 4. Reimbursements. The Company shall reimburse each Non-Employee Director for all reasonable, documented, out-of-pocket travel and other business expenses incurred by such Non-Employee Director in the performance of his or her duties to the Company in accordance with the Company’s applicable expense reimbursement policies and procedures as in effect from time to time. * * * * *